EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Black Tusk Minerals, Inc. (the “Company”) on Form 10-Q for the period ended November 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael McIsaac, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 14, 2010	By: /s/ Michael McIsaac_____________________
Michael McIsaac, Secretary and Treasurer (Principal Financial and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to Black Tusk Minerals, Inc. and will be retained by Black Tusk Minerals, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.